========================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 FORM 8-K/A

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   Of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported): December 30, 1999



                        AMERICAN BANKNOTE CORPORATION
------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

        1-3410                                    13-0460520
---------------------------             --------------------------------
 (Commission File Number)             (I.R.S. Employer Identification
No.)

 410 PARK AVENUE, NEW YORK, N.Y.                  10022-4407
----------------------------------      --------------------------------
 (Address of Principal Executive Office)           (Zip Code)

                              (212) 593-5700
------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


------------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)


========================================================================

ITEM 4.     Changes in Registrant's Certifying Accountant.

     Attached as Exhibit 16.1 hereto is the letter from Deloitte & Touche LLP ("D&T") relating to the Registrant's Form 8-K dated December 30, 1999. With respect to paragraph 7 of D&T's letter relating to the relationship that involved the $1.5 million consulting fee, the Special Committee concluded that the relationship did not involve a violation of the Foreign Corrupt Practices Act but that the accounting for the fee that the Registrant paid to the consultant may need to be restated to conform with generally accepted accounting principles.

ITEM 5.     Other Events.

     The Registrant has been advised by the United States Attorney's Office for the Southern District of New York that it is a target of an investigation relating to the revenue recognition issues involving its former subsidiary, American Bank Note Holographics, Inc. In addition, the Registrant has been advised by the staff of the Securities and Exchange Commission that it is prepared to recommend to the Commission that enforcement proceedings be commenced against the Registrant in United States District Court seeking injunctive relief and monetary disgorgement. The staff also advised the Registrant that the subject matter of the proposed enforcement action relates to the revenue recognition issues involving Holographics.

     The Registrant was advised recently by counsel to Morris Weissman, the Registrant's Chairman of the Board and Chief Executive Officer, that such counsel had received similar notification from the United States Attorney's Office for the Southern District of New York and the staff of the Securities and Exchange Commission with respect to Mr. Weissman. In light of this development, the Registrant's Board of Directors is considering a change in Mr. Weissman's duties at the Registrant.


Item 7.   Financial Statements and Exhibits

    (c)    The following exhibits are filed with this report:

    Exhibit Number   Description

    16.1             Letter of D&T dated January 18, 2000

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN BANKNOTE CORPORATION

                                   By:   s/Patrick J. Gentile
                                   -----------------------------
                                   Patrick J. Gentile
                                   Senior Vice President Finance




Date: January 20, 2000